UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2019 (April 24, 2019)

PLANET GREEN HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 901, Building 6

No. 1678 Jinshajiang Road

Putuo District, Shanghai, China 200333

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 21-3258 3578

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2019, Yuguo Zhang resigned as a director of Planet Green Holdings Corp. (the “Company”) to pursue other professional interest. On April 24, 2019, the board of directors (the “Board”) of the Company appointed Chao Chen director to serve until the next annual meeting of stockholders of the Company. Ms. Chen has also been appointed to serve as a member of the audit committee, compensation committee and nominating and corporate governance committee of the Board and as the chairman of the compensation committee.

Chao Chen, age 33, has been an attorney at Beijing Lanpeng Law Firm since May 2015 and her practice includes litigation, mergers and acquisitions and general corporate representation. Ms. Chen served as the legal manager of LightInTheBox Holding Co., Ltd., an international online retail company that is listed on New York Stock Exchange, from November 2018 to January 2019. From September 2013 to May 2015, Ms. Chen served as the senior project manager of China Aviation Supplies Holding Company, a company that provides aircraft procurement and support services on aviation supplies, and was responsible for the planning, procurement and execution of cross-border projects. Ms. Chen received her Master of Law degree from Beijing Institute of Technology and her Bachelor of Law degree from Southwest University for Nationalities. The Company believes that Ms. Chen is well-qualified to serve as director of the Company due to her experience and strong expertise in mergers and acquisitions and general corporate management.

There were no arrangements or understandings between Ms. Chen and any other persons pursuant to which Ms. Chen was appointed as a director of the Company. In addition, there are no family relationships between Ms. Chen and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Furthermore, since the inception of the Company, there have been no transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Ms. Chen had or will have a direct or indirect material interest, and there are currently no such proposed transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET GREEN HOLDINGS CORP.

Date: April 25, 2019	By:	/s/ Hongxiang Yu
Name: Hongxiang Yu
Title: Chief Executive Officer, President and Chairman

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